Exhibit 99.1

Joint Filing Agreement

The undersigned hereby agree to the joint filing on behalf of each of them of the Statement on Schedule 13D with respect to the Common Stock of Better Home & Finance Holding Company, and any further amendments to such statement on Schedule 13D executed by each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on September 1, 2023.

By:	/s/ Steven Sarracino
Name:	Steven Sarracino

ACTIVANT VENTURES III OPPORTUNITIES FUND 1, L.P.

By: Activant Ventures Advisors III, LLC,
its General Partner

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Member

ACTIVANT VENTURES III OPPORTUNITIES FUND 2, L.P.

By: Activant Ventures Advisors III, LLC,
its General Partner

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Member

ACTIVANT VENTURES III OPPORTUNITIES FUND 3, L.P.

By: Activant Ventures Advisors III, LLC,
its General Partner

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Member

ACTIVANT VENTURES III OPPORTUNITIES FUND 4, L.P.

By: Activant Ventures Advisors III, LLC,
its General Partner

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Member

ACTIVANT VENTURES III OPPORTUNITIES FUND 6, L.P.

By: Activant Ventures Advisors III, LLC,
its General Partner

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Member

ACTIVANT VENTURES III, L.P.

By: Activant Ventures Advisors III, LLC,
its General Partner

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Member

ACTIVANT VENTURES ADVISORS III, LLC

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Sole Manager and Member

ACTIVANT CAPITAL MANAGEMENT, LLC

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Sole Manager and Member

ACTIVANT HOLDINGS I, LTD.

By: Activant Ventures III Opportunities Fund 2, LP

By: Activant Ventures Advisors III, LLC,
its General Partner

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Member

By: Activant Ventures III, L.P.

By: Activant Ventures Advisors III, LLC,
its General Partner

By:	/s/ Steven Sarracino
Name:	Steven Sarracino
Title:	Member